December 2, 2019

BNY MELLON INTERNATIONAL SECURITIES FUNDS, INC.

BNY Mellon Emerging Markets Securities Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Julianne D. McHugh and Chris Yao, CFA are the fund's primary portfolio managers, positions they have held since March 2019 and December 2019, respectively.  Ms. McHugh is a director and a senior research analyst on the Active Equity Global Research team at Mellon Investments Corporation (Mellon), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).  Mr. Yao is head of Equity Quantitative research at Mellon.  Ms. McHugh and Mr. Yao also are employees of BNYM Investment Adviser.

The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

Julianne D. McHugh and Chris Yao, CFA are the fund's primary portfolio managers, positions they have held since March 2019 and December 2019, respectively.  Ms. McHugh is a director and a senior research analyst on the Active Equity Global Research team at Mellon, an affiliate of BNYM Investment Adviser.  She has been employed by Mellon or a predecessor company since 2004, and by BNYM Investment Adviser since March 2019.  Mr. Yao is head of Equity Quantitative research at Mellon.  He has been employed by Mellon or a predecessor company since 2006, and by BNYM Investment Adviser since December 2019.  Ms. McHugh and Mr. Yao manage the fund in their capacity as employees of BNYM Investment Adviser.

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